Exhibit 10.121

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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AMD_00184380.0

BlackRock Fund Advisors

Attention: Jenni Lee

400 Howard Street

San Francisco, California 94105

October 9, 2015

Dear Jenni:

Reference is hereby made to the Amendment (MSCI reference: AMD_00151505.0) dated April 20, 2015 (“Amendment”) to the Index License Agreement for Funds dated March 18, 2000 (“Agreement”) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amendment or the Agreement, as the case may be.

MSCI and Licensee hereby agree to modify the Amendment as follows:

1.	In Section 1 of the Amendment, the parties agree to add the following Indexes:
•	MSCI USA Energy Diversified Multiple-Factor Capped Index
•	MSCI USA Materials Diversified Multiple-Factor Capped Index
•	MSCI USA Industrials Diversified Multiple-Factor Capped Index
•	MSCI USA Consumer Discretionary Diversified Multiple-Factor Capped Index
•	MSCI USA Consumer Staples Diversified Multiple-Factor Capped Index
•	MSCI USA Health Care Diversified Multiple-Factor Capped Index
•	MSCI USA Financials Diversified Multiple-Factor Capped Index
•	MSCI USA Information Technology Diversified Multiple-Factor Capped Index
•	MSCI USA Utilities Diversified Multiple-Factor Capped Index
2.	In Section 2 of the Amendment, the parties agree to add the following Multi-Factor ETFs:
•	iShares FactorPlus MSCI Energy ETF
•	iShares FactorPlus MSCI Materials ETF
•	iShares FactorPlus MSCI Industrials ETF
•	iShares FactorPlus MSCI Consumer Discretionary ETF
•	iShares FactorPlus MSCI Consumer Staples ETF
•	iShares FactorPlus MSCI Health Care ETF
•	iShares FactorPlus MSCI Financials ETF
•	iShares FactorPlus MSCI Information Technology ETF
•	iShares FactorPlus MSCI Utilities ETF
3.	In Section 2 of the Amendment, the parties agree to add the following sentence:

If any ***********, for any of the Multi-Factor ETFs refer to ***********, Licensee shall

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******************************************************. For the avoidance of doubt, the parties acknowledge that the

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This letter modifies and operates in conjunction with the Amendment. Together this letter, the Amendment and the Agreement constitute

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the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersede in full all prior proposals and understandings, oral or written, relating to such subject matter. To the extent that any terms of this letter conflict with any terms of the Amendment or the

Agreement, the terms of this letter shall control. This letter shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

Please indicate your agreement with the foregoing by countersigning and returning a copy of this letter.

Very truly yours,

MSCI Inc.

By:	/s/ Alex Gil
Name:	Alex Gil
Title:	Executive Director

ACCEPTED AND AGREED:

BlackRock Fund Advisors

By:	/s/ Manish Mehta
Name:	Manish Mehta
Title:	Managing Director

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AMD_00184380.0

A.N.: 130339

AMD_00184380.0

A.N.: 130339

AMD_00184380.0

A.N.: 130339

AMD_00184380.0

A.N.: 130339

AMD_00184380.0